UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2025

HOLLEY INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39599	87-1727560
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2445 Nashville Road, Suite B1, Bowling Green, KY	42101
(Address of principal executive offices)	(Zip Code)

(270) 782-2900
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	HLLY	New York Stock Exchange
Warrants, each exercisable for one share of common stock at an exercise price of $11.50 per share	HLLY WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07         Submission of Matters to a Vote of Security Holders.

On May 1, 2025, Holley Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company: (1) elected three Class I directors for three-year terms; and (2) ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal 2025. The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 20, 2025 (the “Proxy Statement”).

The final voting results on the proposals considered at the Annual Meeting are set forth below.

1.
Election of Directors. Each of the nominees for director, as listed in the Proxy Statement, was elected to serve until the conclusion of the Company’s 2028 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified, with the voting results as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Michelle Gloeckler	64,744,076	23,680,241	15,695,763
Anita Sehgal	65,619,682	22,804,635	15,695,763
Matthew J. Stevenson	84,460,394	3,963,923	15,695,763

2.
Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending on December 31, 2025 was ratified, with the voting results as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
101,954,189	1,283,223	882,668	0

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLEY INC.

	By:	/s/ Jesse Weaver
Name: Jesse Weaver
Date: May 1, 2025		Title: Chief Financial Officer